Dear ETF investor,

I manage the ETF Market Opportunity Fund (Symbol: ETFOX), a mutual fund of ETFs rated Five Stars by Morningstar. ETFOX is designated a Lipper Leader in total return, consistency and preservation of capital. More importantly, for the last 3 years on average it has beaten the S&P 500 by 4.3% per year. *

Morningstar ranked ETFOX in the top 5% of funds in its category for the 1 year period ended March 31, 2009. For three years, ETFOX is in the top 7% of large cap growth funds as of March 31, 2009. The number of funds in the Large Growth category tracked by Morningstar was 1793 for the 1 year period. The number of funds in the Large Growth category tracked by Morningstar was 1485 for the 3 year period.

ETFOX is not an ETF but a mutual fund comprised of ETFs. Each ETF in the fund has a Sharpe Ratio of return/standard deviation that puts it at the top of ETFs for that sector and has passed my test for risk-adjusted opportunity. It all comes down to disciplined management: technical discipline helps reduce exposure to excessively volatile ETFs; fundamental discipline focuses on limiting losses. With a beta of only 0.73, ETFOX aims to deliver capital preservation in today’s up and down market.

ETFOX is a five star fund that searches for ETF market opportunities in sector, broad index, fixed income, foreign, currency and commodities funds. Per SEC rules, 80% of the fund must stay invested in ETFs, a restriction that limits security specific risk.

Historically, the fund has returned above-market returns while taking below-market risk. An investor who is seeking long-term growth of capital should consider investing in the fund. The disciplined, quantitative approach I use is designed to keep volatility to a minimum and tries to ensure that an investor is well-compensated for any risk ETFOX takes.

For more information or to add the ETF Market Opportunity mutual fund to your portfolio, visit http://www.etfmutualfund.com or select the appropriate link below.

Fidelity account holders: http://personal.fidelity.com/products/funds/mfl_frame.shtml?053680104

Schwab account holders: http://www.schwab.com/public/schwab/research_strategies/mutual_funds/summary/non_schwab/at_a_glance.html?cmsid=P-1018795&lvl1=research_strategies&lvl2=mutual_funds&ticker_sym_nm=ETFOX

TD Waterhouse account holders: http://research.tdameritrade.com/public/mutualfunds/profile/profile.asp?symbol=etfox

You may also contact your financial adviser to add the ETF Market Opportunity Fund to your portfolio.

Sincerely,

Paul M. Frank
Fund Manager
ETF Market Opportunity Fund
http://www.etfmutualfund.com

P.S.: If you have any questions please call me toll-free at 877-284-3667.

* As of 3/31/09:  The Fund’s inception date is May 4, 2004 and has returned 1.9% more than the S&P 500 per year on an annualized basis [Fund -2.63%; S&P 500 -4.53%].  The Fund’s 1 year return is 9.06% ahead of the S&P 500 [Fund -29.03%; S&P 500 -38.09%].

Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. You may obtain performance data current to the most recent month-end by calling the transfer agent at 1-877-59-FUNDS. Investors should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the Fund. You may obtain a prospectus on this website or by calling the transfer agent at 1-877-59-FUNDS. The prospectus should be read carefully before investing.

Morningstar ranking as of 3/31/09

For funds with at least a three-year history, Morningstar calculates a Morningstar RatingTM based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. An overall rating for a fund is derived from a weighted average of the performance figures associated with its 3–, 5–, and 10–year (if applicable) Morningstar Rating Metrics as of the date stated. The number of funds in the Large Growth category tracked by Morningstar was 1903 or the year–to–date period. The number of funds in the Large Growth category tracked by Morningstar was 1793 for the 1 year period. The number of funds in the Large Growth category tracked by Morningstar was 1485 for the 3 year period and Overall Ranking. As of 3/31/09 the Fund did not have a 5 year or 10 year rating. As of 12/31/08 the fund was named the Navigator Fund and is now the ETF Market Opportunity Fund.

Lipper ratings for Total Return reflect funds’ historical total return performance relative to peers as of March 31, 2008. The ratings are subject to change every month and are based on an equal–weighted average of percentile ranks for the Total Return metrics over the three-year period. The highest 20% of funds in each peer group are named Lipper Leader or a score of 5 for Total Return, the next 20% receive a score of 4, the middle 20% are scored 3, the next 20% are scored 2, and the lowest 20% are scored 1. ETF Market Opportunity Fund, in Lipper’s Multi Cap Core classification, received the following ratings for the 3–year period, Total Return: 5 – LIPPER LEADER (2,063 funds).

Lipper ratings for Preservation reflect funds’ historical loss avoidance relative to other funds within the same asset class, as of March 31, 2009. The ratings are subject to change every month and are based on an equal–weighted average of percentile ranks for the Preservation metric over the three–year periods. The highest 20% of funds in each peer group are named Lipper Leader or a score of 5 for Preservation, the next 20% receive a score of 4, the middle 20% are scored 3, the next 20% are scored 2, and the lowest 20% are scored 1. Preservation ratings are relative, rather than absolute, measures, and funds named Lipper Leaders for Preservation may still experience losses periodically; those losses may be larger for equity and mixed equity funds than for fixed income funds. ETF Market Opportunity Fund, in Lipper’s Preservation of Capital classification, received the following ratings for the 3–year periods, 5 – LIPPER LEADER (2,063 funds). Lipper ratings are not intended to predict future results, and Lipper does not guarantee the accuracy of this information. More information is available at www.lipperweb.com. Lipper Leader Copyright 2009, Reuters, All Rights Reserved.